SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 21, 2006 (February 16, 2006)
Grey Wolf, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-8226 (Commission File Number)	74-2144774 (IRS Employer Identification No.)
10370 Richmond Ave., Suite 600
Houston, TX 77042
(Address and Zip Code of Principal Executive Offices)
(713) 435-6100
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS
Form of stock option agreement under the 2003 Incentive Plan - Thomas P. Richards
Form of restricted stock agreement under the 2003 Incentive Plan - Thomas P. Richards
Form of stock option agreement under the 2003 Incentive Plan - other executive officers
Form of restricted stock agreement under the 2003 Incentive Plan - other executive officers
Form of restricted stock agreement under the Retention Plan - Thomas P. Richards
Form of restricted stock agreement under the Retention Plan - other executive officers
Form of restricted stock agreement - non-employee directors

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     In this report, we discuss the compensation of our executive officers and directors for 2006, and the cash bonuses to be awarded to our executive officers for their performance in 2005. The compensation of our senior executive officers discussed below, other than our Chief Executive Officer, was set by the Compensation Committee of our Board of Directors which is composed entirely of directors who are independent members of the Board of Directors under the rules of the American Stock Exchange. The compensation of our Chief Executive Officer was recommended by our Compensation Committee and set by our Board of Directors, a majority of whom are independent directors.
A. Promotion of Robert J. Proffit.
     Effective February 16, 2006, the Board of Directors promoted Robert J. Proffit to the position of Senior Vice President – Human Resources. Mr. Proffit had previously served as Vice President – Human Resources since March of 2005. The terms of his compensation for 2006 are as set forth below.
B. Salary Adjustments for 2006.
     On February 16, 2006, our executive officers were informed of their annual base salaries for 2006. The new salary levels will be retroactive to January 1, 2006. The names of our Chief Executive Officer and our four most highly compensated executive officers other than our Chief Executive Officer based on their 2006 annual base salary, their titles, and their salaries for 2006 are set forth below:

Thomas P. Richards–Chief Executive Officer	$575,000
David W. Wehlmann–Executive Vice President & Chief Financial Officer	$312,000
Edward S. Jacob, III–Senior Vice President, Operations	$255,000
Robert J. Proffit–Senior Vice President of Human Resources	$185,000
Kent D. Cauley–Vice President and Controller	$150,000
C. Short-Term Incentive Award Performance Goals for 2006.
     Our Compensation Committee has established a short-term incentive plan under which our executive officers may be paid cash bonuses based on their performance during the preceding calendar year. Although the payment of cash bonuses to executive officers for 2006 is discretionary on the part of the Compensation Committee, the Compensation Committee has adopted guidelines to assist in its deliberations that are described below.
     For 2006, each of our executive officers may earn a cash bonus that can range from zero to 150% of a “target bonus amount” set for each officer. The target bonus amount for each officer is expressed as a percentage of the individual officer’s salary for 2006, as listed in the table above. The target bonus amounts for our four most highly compensated executive officers (other than our Chief Executive Officer) range from 30% to 60 % of the individual officer’s 2006 salary. The target bonus amount for our Chief Executive Officer is 75% of his 2006 salary. The actual bonuses to be awarded under the short-term incentive plan are expected to depend substantially on the level of achievement attained towards predetermined performance goals that have been assigned relative weights by our Compensation Committee.
     We expect that three principal components will be considered in determining the actual amount of an individual officer’s cash bonus for 2006. The first is the level of achievement of the company as a whole towards several company-wide performance goals. Our Compensation Committee has established two company-wide performance measures for 2006. The first of these is the company’s safety record as measured by safety criteria that are commonly used in the land drilling industry. The second is the company’s actual earnings before interest expense, taxes, depreciation and amortization (“EBITDA”) on a per rig day basis in 2006 as compared to that of the company’s United States-based land-drilling peers. The percentage of the officer’s overall bonus eligibility that is attributable to each of these company-wide performance goals is weighted based on the level of achievement attained by the company under each performance goal.
     The second principal bonus component is the level of an officer’s achievement towards attaining multiple operating performance goals that are more directly linked to the scope of the officer’s own job responsibilities within the company. Like the company-wide performance goals discussed above, individual performance goals are weighted based on the level of achievement attained by the individual officer towards each performance goal.
     The weighting of each company-wide and individual performance goal is initially set as a percentage component of the officer’s target bonus based on the assumption that all performance goals are achieved but not significantly exceeded. We refer to this as the “target weighting” of each performance goal. However, the target weighting of any performance goal used in determining an officer’s bonus will change if actual results in 2006 represent either underachievement or overachievement relative to the performance goal. In this regard, there is a minimum threshold level of achievement for each company-wide and individual performance goal. If the minimum threshold of achievement is not met with respect to any performance goal, the target weighting of the performance factor will be reduced to zero percent and the officer’s bonus will not include any payment attributable to that performance goal. Assuming that a minimum threshold performance is reached for a performance goal, the target weighting of a performance goal can be decreased by up to 50% for underachievement relative to the performance goal and increased by up to 50% for overachievement. As a result, an individual officer could earn a bonus of from zero to 150% of his target bonus amount.
     The target weighting of each of the company-wide performance goals described above is 20%, for an aggregate of 40%. Depending on the nature of the officer’s job responsibilities, the target weights of each of the various individual performance goals applicable to an executive officer range from 5.0 % to 30% for an aggregate 40%.

     The final component of an executive officer’s bonus can be up to 20% of the officer’s target bonus amount. We expect that this portion of an executive officer’s (other than our Chief Executive Officer) bonus will be awarded at the discretion of our Compensation Committee taking into consideration such factors as they consider relevant. We expect that this portion of our Chief Executive Officer’s bonus will be recommended by our Compensation Committee and set by the full Board of Directors.
D. Short-Term Incentive Compensation Awards for 2005.
     During 2005, our short-term incentive plan and the company-wide and individual performance goals then in effect were each substantially similar to those described above. Based on these criteria, our Compensation Committee awarded the following cash bonuses to our Chief Executive Officer and our four most highly compensated executive officers other than our Chief Executive Officer:

Thomas P. Richards–Chief Executive Officer	$525,000
David W. Wehlmann–Executive Vice President & Chief Financial Officer	$214,600
Edward S. Jacob, III–Senior Vice President, Operations	$116,700
Robert J. Proffit–Senior Vice President of Human Resources	$69,100
Kent D. Cauley–Vice President and Controller	$52,100
E. Long-Term Incentive Awards for 2006.
     In 2003, we adopted a long-term incentive compensation plan with the approval of our shareholders (the “Plan”) in order to provide additional performance incentives to employees, officers and directors through the grant of incentive awards under the Plan. Our Compensation Committee authorized grants to our executive officers of both options to purchase shares of our common stock and restricted stock for 2006. The grants under the Plan to our Chief Executive Officer and our four most highly compensated executive officers other than our Chief Executive Officer are shown in the following table:

	Number of
	Shares
	Underlying	Restricted
	Stock Options	Stock
	Granted	Grants
Thomas P. Richards–Chief Executive Officer	160,800	53,600
David W. Wehlmann–Executive Vice President & Chief Financial Officer	35,400	11,800
Edward S. Jacob, III–Senior Vice President, Operations	20,300	6,800
Robert J. Proffit–Senior Vice President of Human Resources	11,280	3,760
Kent D. Cauley–Vice President and Controller	7,500	2,500

     The options to purchase shares of our common stock have an exercise price of $7.34, expire ten years from the issue date, February 16, 2006, and vest in three equal, annual installments beginning on the date one year after the date of grant provided that the options are subject to forfeiture if the officer voluntarily terminates his employment or is terminated by us for cause. The restricted stock grants listed above were made on the same date as the grants of stock options listed in the table above. All of the restricted stock grants are subject to the same forfeiture restrictions as described above for the options. This risk of forfeiture lapses as to the restricted stock grants in three equal, annual increments if the officer remains employed by us on the anniversary date of the grant, beginning on the first anniversary of the grant in 2007. In addition, if any of the executive officers retires (at no earlier than age 65) and desires to prevent forfeiture of both the options and the restricted stock, they will be required to sign a non-competition agreement with us that will remain in force until the vesting of the grant is complete.
     The forms of option to purchase common stock award agreement and restricted stock award agreement for our Chief Executive Officer are incorporated herein by reference and are attached hereto as Exhibits 10.1 and 10.2, respectively. The forms of option to purchase common stock award agreement and restricted stock award agreement for our other executive officers are incorporated herein by reference and are attached hereto as Exhibits 10.3 and 10.4, respectively.
F. Retention Plan for 2006.
     In response to the competitive market for employees in our industry, we have adopted an employee retention plan (the “Retention Plan”) in order to provide additional performance incentives to certain of our employees and executive officers. Our Compensation Committee and our Board of Directors authorized one-time grants to certain of our executive officers of restricted stock. The grants under the Retention Plan to our Chief Executive Officer and our four most highly compensated executive officers other than our Chief Executive Officer are shown in the following table:

Restricted
Stock
Grants
Thomas P. Richards—Chief Executive Officer	196,078
David W. Wehlmann—Executive Vice President & Chief Financial Officer	107,843
Edward S. Jacob, III—Senior Vice President, Operations	88,235
Robert J. Proffit—Senior Vice President of Human Resources	58,824
Kent D. Cauley—Vice President and Controller	50,980

     The restricted shares will be issued out of the Plan and will be made as of February 16, 2006. The grants vest in three annual increments: 20% on the first anniversary date of the grant, 30% on the second anniversary date of the grant and 50% on the third anniversary date of the grant; provided that the restricted shares are subject to forfeiture if the officer voluntarily terminates his employment or is terminated by us. If there is a change of control of the Company (as defined in the Plan), all of the unvested restricted shares granted as part of the Retention Plan shall vest immediately.
     The form of restricted stock award agreement for our Chief Executive Officer is incorporated herein by reference and is attached hereto as Exhibits 10.5. The form of restricted stock award agreement for our other executive officers is incorporated herein by reference and is attached hereto as Exhibits 10.6.
G. Compensation of Directors for 2006.
     During 2006, we expect to pay cash compensation to our directors as set forth in the table below:

Annual retainer for Non-Employee Directors	30,000
Annual retainer for the Chairman of the Audit Committee	10,000
Annual retainer for the Chairman of the Compensation Committee	5,000
Attendance fee per Board of Directors meeting attended	1,500
Attendance fee per Committee meeting attended	1,000
     In addition, each of the non-employee directors received a grant of 10,000 shares of restricted stock with terms relating to vesting and forfeiture substantially similar to those restricted stock grants of our executive officers described in Section E above. Each of our directors will also continue to be reimbursed for reasonable travel and lodging expenses incurred in connection with company business.
     The form of restricted stock award agreement for our non-employee directors is incorporated herein by reference and is attached hereto as Exhibits 10.7.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Form of stock option agreement under the 2003 Incentive Plan for Thomas P. Richards

10.2	Form of restricted stock agreement under the 2003 Incentive Plan for Thomas P. Richards

Exhibit Number	Description of Exhibit

10.3	Form of stock option agreement under the 2003 Incentive Plan for other executive officers

10.4	Form of restricted stock agreement under the 2003 Incentive Plan for other executive officers

10.5	Form of restricted stock agreement for Thomas P. Richards under the Retention Plan

10.6	Form of restricted stock agreement for other executive officers under the Retention Plan

10.7	Form of restricted stock agreement for non-employee directors

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 21, 2006

GREY WOLF, INC.

/s/ David W. Wehlmann

David W. Wehlmann,
Executive Vice President and Chief Financial
Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Form of stock option agreement under the 2003 Incentive Plan for Thomas P. Richards

10.2	Form of restricted stock agreement under the 2003 Incentive Plan for Thomas P. Richards

10.3	Form of stock option agreement under the 2003 Incentive Plan for other executive officers

10.4	Form of restricted stock agreement under the 2003 Incentive Plan for other executive officers

10.5	Form of restricted stock agreement for Thomas P. Richards under the Retention Plan

10.6	Form of restricted stock agreement for other executive officers under the Retention Plan

10.7	Form of restricted stock agreement for non-employee directors